UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2010

SINOCOKING COAL AND COKE
CHEMICAL INDUSTRIES, INC.
(Exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Tiyu Road, Xinhua District,
Pingdingshan, Henan Province, China 467000
 (Address of principal executive offices)

+86-3752882999
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

On January 4, 2010, Cinnamon Jang Willoughby & Company (the “Former Accountant”), merged with Meyers Norris Penny LLP, Chartered Accountants (“MNP”). The merger of accounting firms is referred to in this current report as the “Merger”.  On March 6, 2010 the Registrant, previously named “Ableauctions.com, Inc.,” engaged MNP as its independent certified public accountant to audit the Registrant’s financial statements for the year ending December 31, 2009.   As previously disclosed in other current reports on Form 8-K, the Registrant completed a change of control transaction on February 5, 2010.

The Former Accountant was appointed on June 19, 2008 as auditor of Ableauctions.com, Inc.  The reports of the Former Accountant on the Registrant’s financial statements for the fiscal year ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope, or accounting principles.

The decision to appoint MNP was approved by the audit committee of the Registrant’s board of directors.

During the fiscal year ended December 31, 2008 and through the date of appointment of MNP as a successor auditor, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such year.

During the fiscal year ended December 31, 2008 and through the date of appointment of MNP as a successor auditor, the Registrant had no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, with the exception of the following:  in Amendment No. 2 to the Registrant's Annual Report on Form 10-K, which the Registrant filed with the Securities and Exchange Commission on October 23, 2009, the Registrant (then named “Ableauctions.com, Inc.”) reported that it did not have sufficient segregation of duties within accounting functions, which is a control deficiency.

During the most recent fiscal year and through the date of appointment of MNP as a successor auditor, the Registrant did not consult with MNP regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit 16                      Letter regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Dated: March 9, 2010	By:	/s/ Jianhua Lv
Jianhua Lv, Chief Executive Officer